DEAR FELLOW SHAREHOLDERS:

During the first half of 1998, your Board of Directors declared six monthly dividends of 9.8 cents per share of common stock. The cumulative dividend of
58.8 cents per share provided an annualized dividend yield of 8.15 percent based upon the June 30 closing stock price of $14.4375.

Declining first half domestic interest rates, especially longer dated rates, provided positive investment returns for our domestic fixed income markets. For example, the Lehman Brothers Aggregate Index had a positive total rate of return of 3.93 percent for the first six months of 1998. For the same period, the Fund enjoyed a total rate of return of 5.85 percent as measured by Lipper Analytical Services, Inc. The decline in longer dated interest rates had a particularly positive impact on the Fund's longer dated portfolio. Although the price of the common stock ended the six month period unchanged at $14.4375, the first half's dividend of 58.8 cents provided the common stock with a total return on a market price basis (with reinvestment of dividends) of 4.11 percent, which was slightly ahead of the Lehman Brothers Aggregate Index. Furthermore, after beginning the year at $14.48, the net asset value (NAV) rose 24 cents to $14.72 at the end of the first half, and the discount of the common stock price to the NAV narrowed to 1.92 percent. The six month range moved between a premium of 2.15 percent in early February and a discount of 4.92 percent in late March.

As suggested above, interest rates declined across the entire U.S. Treasury coupon yield curve; however, not all maturities declined by the same amount. For example, two year U.S. Treasury yields declined only 16 basis points to 5.47 percent as the Federal Reserve held monetary policy unchanged during the first half. The Fed suggested that it was prepared to ignore the current strength in the economy and leave monetary policy unchanged rather than risk putting further pressures on international currency markets. On the other hand, longer dated U.S. Treasury yields declined approximately 29 basis points to 5.63 percent as continued international uncertainty caused a flight to quality for international investors. The safety and liquidity of our Treasury markets is favored internationally, especially the longer dated maturities. The positive effects of foreign purchases spread to other sectors of the fixed income markets as well.

As noted above, the decline in interest rates initially had less to do with our domestic fundamentals than with the second wave of anxiety over Asian economies and currencies. Despite exceptionally strong first quarter GDP growth of 5.4 percent, the Federal Reserve held short-term interest rates steady. It appeared as though market participants agreed with Mr. Greenspan's belief that slumping Asian economies would slow our economic growth and dampen the threat of faster inflation. Before convincing signs of a slowing began to appear, however, the Fed chairman was busy talking up the virtues of our current economic cycle by suggesting that our domestic economy was the most favorable in the 50 years of his daily economic observations. Furthermore, he went on to state that we were currently enjoying a virtuous economic cycle in the context of subdued inflation, strong economic growth and strong labor markets. In fact, this belief was underscored by the fact that the first quarter's Employment Cost Index (a measure of total labor costs) rose at a below consensus quarterly rate of 0.7 percent, even while the economy was racing ahead strongly. Further evidence that inflation remained subdued was the first quarter CPI report that inflation rose at a modest 1.4 percent annual rate. The market's patience with the Fed's Asian-induced slowing scenario seems to be paying off, as second quarter data began showing signs of a slowing economy. For example, it appears that our merchandise trade deficit increased substantially during the second quarter, which may end up cutting the quarter's growth rate by a couple of percentage points. In addition, it also appears as though the massive inventory buildup during the first quarter borrowed heavily from the second quarter's growth rate. Also, the National Association of Purchasing Managers Index recently had its first reading below 50 in many months. A reading of below 50 suggests a contraction in the manufacturing sector.

The international environment kept investors on edge and provided strong demand for domestic securities which continued to put downward pressure on our interest rates. Not only were investors concerned about the economy and currency uncertainties of Southeast Asia, but concern shifted to other regions as India and Pakistan exploded nuclear devices and added yet another element of uncertainty. Furthermore, Japan's economy, which was an engine of growth and stability in the Asian region, continued to suffer through a recession and the destabilizing effects of its currency trading near a seven year low against the dollar.

Another element which added to the first half's positive performance and may continue to help our fixed income markets was the fact that for the first time in many years, the Federal budget will be in a surplus position. As a result of the projected surplus, the Treasury recently announced a reduction in the number and size of its bond auctions. The significance of this is that the Treasury will be offering fewer securities at a time when investors seem to want more. So, from the above observations, it seems that there may be enough supporting events to allow domestic interest rates to remain at current levels and perhaps to move to lower levels during the second half of 1998.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

To those of you receiving dividends in cash, we urge you to consider taking advantage of the dividend reinvestment and cash purchase plan (the 'Plan') available to all registered shareholders of the Fund. Under the Plan, the Fund absorbs all administrative costs (except brokerage commissions, if any) so that the total amount of your dividends and other distributions may be reinvested in additional shares of the Fund. Also, the cash purchase option permits participants to purchase shares directly from the Plan Agent. Additional information about the Plan is available from The Bank of New York, 1-800-524-4458, or for more details, please turn to page 16.

We appreciate your investment in Duff & Phelps Utility and Corporate Bond Trust Inc. and look forward to continuing our service to you.

Sincerely,

Francis E. Jeffries, CFA
Chairman
                                          Calvin J. Pedersen, CFA
                                          President and Chief Executive Officer

                                 PROXY RESULTS
At the May 27, 1998 annual meeting of shareholders, the Duff & Phelps Utility and Corporate Bond Trust Inc. shareholders voted on and approved the following proposals. The description of the proposals and number of shares voted are as follows:



                                                                             SHARES       SHARES
                                                                           VOTED FOR    ABSTAINING
--------------------------------------------------------------------------------------------------
1. To elect three directors to serve until the Annual Meeting in the year indicated below or until their successors are duly elected and qualified:
  E. Virgil Conway (2001)                                                  21,585,083      453,602
                          Everett L. Morris (2001)                         21,644,598      394,087
                          Harry Dalzell-Payne (2001)                       21,589,581      449,104
Directors whose term of office continued beyond this meeting are as follows:
  William W. Crawford, William N. Georgeson, Francis E. Jeffries,
  Philip R. McLoughlin, Eileen A. Moran and Richard A. Pavia
--------------------------------------------------------------------------------------------------

                                                                  SHARES
                                                    SHARES        VOTED         SHARES        BROKER
                                                  VOTED FOR      AGAINST      ABSTAINING     NON VOTE
------------------------------------------------------------------------------------------------------
2. To approve the amended and restated
  investment advisory agreement to change the
  base amount used to determine the Adviser's
  management fee:                                 14,315,475       891,293       596,891     6,235,026
------------------------------------------------------------------------------------------------------



                                                                                SHARES
                                                                  SHARES        VOTED         SHARES
                                                                VOTED FOR      AGAINST      ABSTAINING
------------------------------------------------------------------------------------------------------
3. To ratify the selection of Ernst & Young LLP
   as independent auditors for the Fund's
   fiscal year ending December 31, 1998:                        21,546,352       136,265       356,068
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market at prevailing market prices.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1998
                                  (UNAUDITED)


                                                                  RATINGS
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------
                 / / LONG-TERM INVESTMENTS--133.1%
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS--23.2%
                 Government National Mortgage
                 Association
                 Pass-Through Certificates,
$ 3,200          8.00%, 7/15/23.......................  AAA      Aaa       AAA        $ 3,327,495
  6,816          8.00%, 8/15/23.......................  AAA      Aaa       AAA          7,086,226
  3,248          8.00%, 5/15/24.......................  AAA      Aaa       AAA          3,366,140
  1,643          7.00%, 3/15/26.......................  AAA      Aaa       AAA          1,669,246
  4,083          7.50%, 5/15/26.......................  AAA      Aaa       AAA          4,196,491
                 U.S. Treasury Bonds,
 12,900          10.750%, 2/15/03.....................  AAA      Aaa       AAA         15,594,939
 40,000          10.375%, 11/15/12....................  AAA      Aaa       AAA         53,562,400
                                                                                      -----------
                                                                                       88,802,937
                 TOTAL U.S. GOVERNMENT AND AGENCY
                 OBLIGATIONS
                 (cost $87,297,004)...................
                                                                                      -----------
                 BONDS--109.9%
                 FINANCIAL--12.9%
 10,000          American Express Co.,
                 8.625%, 5/15/22......................  AA-      A1        A+          11,088,800
  5,000          Countrywide Credit Industries Inc.,
                 8.00%, 12/15/26......................  A        A3        A-           5,278,000
 10,000          Great Western Financial Corp.,
                 8.206%, 2/01/27......................  A        A3        BBB-        10,922,800
 10,000          KeyCorp Institution Capital B,
                 8.25%, 12/15/06......................  AAA      A1        BBB         11,161,400
 10,000          NationsBank Capital Trust IV,
                 8.25%, 4/15/27.......................  A-       Aa3       A-          11,168,500
                                                                                      -----------
                                                                                       49,619,500
                                                                                      -----------
                 FOREIGN GOVERNMENT OBLIGATIONS--2.5%
 10,000          Republic of Colombia,
                 8.625%, 4/01/08......................  BBB-     Baa3      BBB-         9,485,000
                                                                                      -----------
                 INDUSTRIAL--49.1%
 15,000          Dayton Hudson Corp.,
                 8.50%, 12/01/22......................  A-       A3        BBB+        16,529,850
  7,000          Ford Motor Co.,
                 8.875%, 1/15/22......................  A+       A1        A            8,824,620

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                  RATINGS
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------
$10,000          Georgia Pacific Corp.,
                 9.625%, 3/15/22......................  BBB      Baa2      BBB-       $11,446,700
  3,000          8.625%, 4/30/25......................  BBB      Baa2      BBB-         3,321,570
  3,450          James River Corp.,
                 9.25%, 11/15/21......................  AAA      Baa2      BBB-         4,409,549
 10,250          McDonnell Douglas Corp.,
                 9.75%, 4/01/12.......................  A-       A2        AA          13,414,995
  5,000          Occidental Petroleum Corp.,
                 8.75%, 1/15/23.......................  BBB+     Baa2      BBB          5,981,150
 15,000          Phillips Petroleum Co.,
                 8.49%, 1/01/23.......................  BBB+     A3        A-          16,642,650
  9,000          Ralston Purina Co.,
                 8.125%, 2/01/23......................  BBB+     Baa1      A-          10,467,990
 10,000          Sears Roebuck and Co.,
                 9.375%, 11/01/11.....................  A        A2        A-          12,489,200
  5,000          Sun Company, Inc.,
                 9.00%, 11/01/24......................  BBB      Baa2      BBB          6,211,950
  6,225          Tele-Communications, Inc.,
                 9.80%, 2/01/12.......................  BBB-     Baa3      BBB-         8,007,280
  5,275          10.125%, 4/15/22.....................  BBB-     Baa3      BBB-         7,305,664
  3,200          9.875%, 6/15/22......................  BBB-     Baa3      BBB-         4,342,080
 10,000          Tenneco, Inc.,
                 9.20%, 11/15/12......................  BBB-     Baa1      BBB         12,234,900
  5,000          Time Warner Entertainment Company,
                 L.P.,
                 10.15%, 5/01/12......................  BBB-     Baa2      BBB-         6,555,100
  5,000          8.875%, 10/01/12.....................  BBB-     Baa2      BBB-         5,948,200
  7,000          Time Warner Inc.,
                 9.15%, 2/01/23.......................  BBB-     Baa3      BBB-         8,825,320
 10,000          Trans-Canada Pipelines,
                 9.875%, 1/01/21......................  A-       A2        A-          13,008,200
  5,000          USX Corp.,
                 9.375%, 2/15/12......................  BBB      Baa2      BBB-         6,032,450
  5,000          8.50%, 3/01/23.......................  BBB      Baa2      BBB-         5,857,100
                                                                                      -----------
                                                                                      187,856,518
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                  RATINGS
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------
                 TELEPHONE--12.6%
$ 5,000          AT&T Corp.,
                 8.625%, 12/01/31.....................  AA+      Aa3       AA-        $ 5,627,350
 10,000          Bell Canada Inc.,
                 9.50%, 10/15/10......................  A+       A2        A+          12,709,100
 10,000          MCI Communications Corp.,
                 8.25%, 1/20/23.......................  A        Baa2      A           10,864,000
  5,000          New York Telephone Co.,
                 8.625%, 11/15/10.....................  A        A2        A+           5,998,650
 10,125          Sprint Corp.,
                 9.25%, 4/15/22.......................  A        Baa1      A-          12,988,249
                                                                                      -----------
                                                                                       48,187,349
                                                                                      -----------
                 UTILITIES--ELECTRIC--32.8%
 10,000          Arizona Public Service Co.,
                 8.00%, 2/01/25.......................  BBB+     Baa1      A-          10,600,500
 10,000          Boston Edison Co.,
                 7.80%, 3/15/23.......................  BBB+     Baa2      BBB         10,715,600
  5,000          Connecticut Light & Power Co.,
                 8.50%, 6/01/24.......................  BBB+     Ba3       BB           5,234,900
  5,000          Dayton Power & Light Co.,
                 8.40%, 12/01/22......................  AA       Aa3       AA-          5,300,450
  6,000          8.15%, 1/15/26.......................  AA       Aa3       AA-          6,612,120
  3,000          Houston Lighting & Power Co.,
                 7.75%, 3/15/23.......................  A+       A3        A-           3,159,450
 15,000          Hydro-Quebec,
                 8.40%, 1/15/22.......................  AA       A2        A+          18,314,550
  5,000          Illinois Power Co.,
                 8.00%, 2/15/23.......................  BBB+     Baa1      BBB          5,263,250
 10,000          Mississippi Power & Light Co.,
                 8.65%, 1/15/23.......................  BBB      Baa2      BBB+        10,995,400
 10,000          Pacific Gas & Electric Co.,
                 8.25%, 11/01/22......................  A        A1        AA-         11,164,100
 10,000          Peco Energy Co.,
                 8.25%, 9/01/22.......................  BBB+     Baa1      BBB+        10,531,600
  5,000          Pennsylvania Power & Light Co.,
                 8.50%, 5/01/22.......................  A        A3        A-           5,497,450
  5,000          Tennessee Valley Authority,
                 8.625%, 11/15/29 Pound...............  AAA      Aaa       AAA          5,526,400

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                  RATINGS
PRINCIPAL                                               ---------------------------     MARKET
AMOUNT                                                  DUFF &             STANDARD   VALUE (NOTE
 (000)                        DESCRIPTION               PHELPS   MOODY'S   & POOR'S       1)
-------          -------------------------------------  ------   -------   --------   -----------
$ 5,000          Texas Utilities Electric Co.,
                 9.750%, 5/01/21......................  BBB      Baa1      BBB+       $ 5,594,800
 10,000          8.875%, 2/01/22......................  BBB      Baa1      BBB+        10,997,600
                                                                                      -----------
                                                                                      125,508,170
                                                                                      -----------
                                                                                      420,656,537
                 TOTAL BONDS (cost $389,893,131)......
                                                                                      -----------
                                                                                      509,459,474
                 TOTAL LONG-TERM INVESTMENTS
                 (cost $477,190,135)..................
                                                                                      -----------
                 / / SHORT-TERM INVESTMENTS--14.2%
                 ASSET-BACKED SECURITY--0.9%
   3,485         Honda Auto Receivable - 1995 Grantor Trust, 6.22%, due
                 8/15/98....................................................    3,484,549
                                                                              -----------
                 CERTIFICATE OF DEPOSIT--1.3%
   4,998         Societe Generale Yankee, 5.78%, due 3/12/99................    4,997,811
                                                                              -----------
                 COMMERCIAL PAPER--0.6%
   2,500         Ford Motor Credit Corp., 5.50%, due 7/30/98................    2,500,000
                                                                              -----------

          REPURCHASE AGREEMENTS--10.1%
    4,692 Repurchase agreement with C.S. First Boston Corp., 5.85%, acquired on 6/30/98 and due 7/01/98 (collateralized by U.S. Treasury Notes,
            7.75%, 11/30/99, value $4,720,798)................................      4,692,000
   33,889 Repurchase agreement with Goldman, Sachs & Co., 5.50%, acquired on
            6/30/98 and due 7/01/98 (collateralized by Federal National
            Mortgage Association, 6.75%, due 7/18/28, value $33,936,141)......     33,888,949
                                                                                -------------
                                                                                   38,580,949
                                                                                -------------
          TIME DEPOSIT--1.3%
    5,000 Bankers Trust Company, 5.50%, due 12/31/98..........................      5,000,000
                                                                                -------------
          TOTAL SHORT-TERM INVESTMENTS
          (cost $54,563,309)..................................................     54,563,309
                                                                                -------------
          TOTAL INVESTMENTS--147.3%
          (cost $531,753,444) (Note 3)........................................    564,022,783
          Liabilities, less cash and other assets--(47.3%)....................   (181,116,879)
                                                                                -------------
          NET ASSETS--100%....................................................  $ 382,905,904
                                                                                -------------
                                                                                -------------

----------------------------
  Pound This security is also a U.S. Government Agency Obligation.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998
                                  (UNAUDITED)

ASSETS
Investments, at value (cost $531,753,444).........................   $564,022,783
Cash..............................................................      2,080,899
Interest receivable...............................................     10,049,411
Prepaid assets and other assets...................................         73,568
                                                                     ------------
    Total assets..................................................    576,226,661
                                                                     ------------
LIABILITIES
Commercial paper (Note 5).........................................    140,880,243
Payable upon return of securities loaned (Note 4).................     52,063,309
Investment advisory fee payable (Note 2)..........................        217,728
Administrative fee payable (Note 2)...............................         47,721
Accrued expenses and other liabilities............................        111,756
                                                                     ------------
    Total liabilities.............................................    193,320,757
                                                                     ------------
NET ASSETS........................................................   $382,905,904
                                                                     ------------
                                                                     ------------
CAPITAL
Common stock, $.01 par value, 600,000,000 shares authorized,
  26,015,314 shares issued and outstanding (Note 6)...............   $    260,153
Additional paid-in capital........................................    363,949,492
Distributions in excess of net investment income..................     (1,660,716)
Accumulated net realized loss on investment transactions..........    (11,912,364)
Net unrealized appreciation on investments........................     32,269,339
                                                                     ------------
NET ASSETS........................................................   $382,905,904
                                                                     ------------
                                                                     ------------
Net asset value per share of common stock:
  ($382,905,904L26,015,314 shares of common stock issued and
  outstanding)....................................................   $      14.72
                                                                     ------------
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INVESTMENT INCOME
  Interest income.................................................   $ 19,503,247
  Security lending fee income.....................................         43,258
                                                                     ------------
    Total investment income.......................................     19,546,505
                                                                     ------------
EXPENSES
  Investment advisory fee (Note 2)................................      1,002,618
  Administrative fee (Note 2).....................................        283,188
  Commercial paper fee............................................        143,831
  Directors' fees.................................................         94,729
  Commissions expense--commercial paper...........................         71,897
  Transfer agent fee and expenses.................................         68,807
  Professional fees...............................................         39,761
  Custodian fee and expenses......................................         32,336
  Reports to shareholders.........................................         22,417
  Registration fee................................................         16,029
  Amortization of deferred organization expenses (Note 1).........            771
                                                                     ------------
  Total operating expenses (before interest expense)..............      1,776,384
  Interest expense--commercial paper (Note 5).....................      3,973,658
                                                                     ------------
    Total expenses................................................      5,750,042
                                                                     ------------
         Net investment income....................................     13,796,463
                                                                     ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions....................      3,153,323
  Net change in unrealized appreciation on investments............      4,568,165
                                                                     ------------
    Net realized and unrealized gain on investments...............      7,721,488
                                                                     ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............   $ 21,517,951
                                                                     ------------
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                            STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used for) operating activities:
    Interest received............................................   $  20,086,600
    Expenses paid................................................      (1,759,936)
    Interest expense paid........................................      (4,517,995)
    Purchase of long-term portfolio investments..................     (47,369,558)
    Proceeds from sale of long-term portfolio investments........      51,135,708
    Net proceeds from sales in excess of purchases of short-term
portfolio investments............................................      47,382,104
                                                                    -------------
    Net cash provided by operating activities....................      64,956,923
                                                                    -------------
Cash flows provided by (used for) financing activities:
    Net cash used for securities loaned..........................     (49,882,104)
    Net cash provided by commercial paper........................         635,642
    Cash dividends paid to shareholders..........................     (15,809,659)
                                                                    -------------
    Net cash used for financing activities.......................     (65,056,121)
                                                                    -------------
Net decrease in cash.............................................         (99,198)
Cash at beginning of period......................................       2,180,097
                                                                    -------------
Cash at end of period............................................   $   2,080,899
                                                                    -------------
                                                                    -------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations.............   $  21,517,951
                                                                    -------------
    Decrease in investments......................................      51,148,255
    Net realized gain on investment transactions.................      (3,153,323)
    Net change in unrealized appreciation on investments.........      (4,568,165)
    Decrease in interest receivable..............................         542,329
    Decrease in commercial paper discount........................        (544,337)
    Accretion of discount........................................          (2,235)
    Amortization of deferred organization expenses...............             771
    Increase in prepaid assets and other assets..................         (19,521)
    Increase in investment advisory fee payable..................          61,168
    Increase in administrative fee payable.......................             753
    Decrease in accrued expenses and other liabilities...........         (26,723)
                                                                    -------------
         Total adjustments.......................................      43,438,972
                                                                    -------------
Net cash provided by operating activities........................   $  64,956,923
                                                                    -------------
                                                                    -------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 FOR THE
                                            SIX MONTHS ENDED            FOR THE
                                              JUNE 30, 1998           YEAR ENDED
                                               (UNAUDITED)         DECEMBER 31, 1997
                                           -------------------    -------------------
OPERATIONS
  Net investment income.................   $         13,796,463   $         28,121,230
  Net realized gain on investment
  transactions..........................              3,153,323              2,602,282
  Net change in unrealized appreciation
    on investments......................              4,568,165             17,614,748
                                           -------------------    -------------------
  Net increase in net assets resulting
    from operations.....................             21,517,951             48,338,260
                                           -------------------    -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.................            (13,636,294)           (30,594,021)
  Distributions in excess of net
    investment income...................             (1,660,716)                    --
                                           -------------------    -------------------
  Net decrease in net assets resulting
    from distributions..................            (15,297,010)           (30,594,021)
                                           -------------------    -------------------
  Total increase........................              6,220,941             17,744,239
NET ASSETS
  Beginning of period...................            376,684,963            358,940,724
                                           -------------------    -------------------
  End of period.........................   $        382,905,904   $        376,684,963
                                           -------------------    -------------------
                                           -------------------    -------------------

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                              FINANCIAL HIGHLIGHTS

                                                                                                                   FOR THE
                                                                                                                    PERIOD
                                      FOR THE                                                                    JANUARY 29,
                                 SIX MONTHS ENDED                 FOR THE YEAR ENDED DECEMBER 31,                 1993(1) TO
                                   JUNE 30, 1998     ---------------------------------------------------------   DECEMBER 31,
                                    (UNAUDITED)          1997           1996           1995           1994           1993
                                 -----------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period........................  $            14.48  $       13.80  $       14.81  $       12.18  $       14.78  $       14.06(2)
                                 -----------------   ------------   ------------   ------------   ------------   ------------
 Net investment income.........                0.53           1.08           1.10           1.09           1.18           1.08
 Net realized and unrealized
   gain (loss) on investment
   transactions................                0.30           0.78          (1.03)          2.72          (2.60)          0.76
                                 -----------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) from
 investment operations.........                0.83           1.86           0.07           3.81          (1.42)          1.84
                                 -----------------   ------------   ------------   ------------   ------------   ------------
Distributions from net
 investment income.............               (0.53)         (1.18)         (1.08)         (1.11)         (1.18)         (1.06)
Distributions in excess of net
 investment income.............               (0.06)            --             --          (0.07)            --             --
Distributions from realized
 gains on investments..........                  --             --             --             --             --          (0.06)
                                 -----------------   ------------   ------------   ------------   ------------   ------------
Total distributions............               (0.59)         (1.18)         (1.08)         (1.18)         (1.18)         (1.12)
                                 -----------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of
 period(3).....................  $            14.72  $       14.48  $       13.80  $       14.81  $       12.18  $       14.78
                                 -----------------   ------------   ------------   ------------   ------------   ------------
                                 -----------------   ------------   ------------   ------------   ------------   ------------
Per share market value, end of
 period(3).....................  $          14.4375  $     14.4375  $      12.875  $      13.875  $      11.125  $       14.25
                                 -----------------   ------------   ------------   ------------   ------------   ------------
                                 -----------------   ------------   ------------   ------------   ------------   ------------
TOTAL INVESTMENT RETURN(4).....                4.11%         22.21%          0.69%         36.21%        (14.19)%         2.33%
RATIOS TO AVERAGE NET ASSETS(5):
Operating expenses (Note 2)....                0.83%(6)(7)         0.80%(6)         0.80%(6)         0.78%(6)         0.78%(6)
Commercial paper expenses......                2.24%(7)         2.35%         2.30%         2.52%          1.46%            --
Net investment income..........                7.37%(7)         7.84%         8.02%         7.92%          8.87%          7.87%(7)
SUPPLEMENTAL DATA:
Portfolio turnover.............                   9%            12%            13%             5%           149%           282%
Net assets, end of period (000)  $          382,906  $     376,685  $     358,941  $     385,329  $     316,842  $     407,994
COMMERCIAL PAPER INFORMATION
Aggregate amount outstanding
 (000) at end of period........  $          143,000  $     143,000  $     143,000  $     143,000  $     143,000             --
Average daily amortized cost of
 commercial paper outstanding
 (000).........................  $          140,931  $     141,704  $     141,322  $     141,369  $     133,619             --
Asset coverage per $1,000 at
 end of period.................  $            3,665  $       3,625  $       3,501  $       3,704  $       3,227             --

----------------------------

(1) Commencement of investment operations.
(2) Net of offering costs of $(0.04) and underwriting discount of $(0.90).
(3) Net asset value and market value are published in The Wall Street Journal each Monday.
(4) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected. Total investment returns for periods of less than one full year are not annualized.
(5) As a percentage of average weekly net assets which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage.
(6) Exclusive of commercial paper expenses.
(7) Annualized.

    The accompanying notes are an integral part of the financial statements.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

    Duff & Phelps Utility and Corporate Bond Trust Inc. (the 'Fund') was organized in Maryland on November 23, 1992 as a diversified, closed-end management investment company. The Fund had no operations until December 15, 1992 when it sold 8,000 shares of common stock for $112,800 to Phoenix Investment Partners Ltd. Operations commenced on January 29, 1993.

    The Fund's investment objective is to seek high current income consistent with investing in securities of investment grade quality. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of Utility Income Securities, Corporate Income Securities, Mortgage-Backed Securities and Asset-Backed Securities. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

    On June 14, 1995, Duff & Phelps Investment Management Co. (the 'Adviser') entered into a merger agreement with PM Holdings, Inc. A successor investment advisory agreement was submitted to and approved by Fund shareholders at a special meeting held on September 7, 1995. The merger closed on November 1, 1995.

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values its fixed-income securities by using market quotations, prices provided by market makers or esti-mates of market values obtained from yield data relating to instruments with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. Exchange-traded options are valued at the last reported sale price, or if no sales are reported, at the mean between last reported bid and asked prices. Non-exchange traded options are valued using a mathematical model. The relative illiquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

    Debt securities having a remaining maturity of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

OPTION SELLING/PURCHASING: When the Fund sells or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brok-erage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) basis. The Fund accretes original issue discount on securities using the effective interest method.

FEDERAL INCOME TAXES: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains, if any, to shareholders to qualify as a regulated investment company. For this reason, no Federal income tax provision is required. For Federal income tax purposes, the Fund had a capital loss carryforward of $15,065,687 at December 31, 1997, of which $10,283,275 expires in 2002 and $4,782,412 expires in 2003, if not offset by subsequent capital gains.

DIVIDENDS AND DISTRIBUTIONS: The Fund will declare and pay dividends to shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date.

DEFERRED ORGANIZATION COSTS: A total of $50,000 was incurred in connection with the organization of the Fund. All costs have been amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

REPURCHASE AGREEMENTS: Repurchase agree-ments are fully collateralized by U.S. Treasury or Government Agency securities. All collateral is held through the Fund's custodian and is monitored daily so that its market value exceeds the carrying value of the repurchase agreement.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally ac-cepted accounting principles requires man-agement to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts for income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2.  AGREEMENTS

    The Fund has an Advisory Agreement with the Adviser, a subsidiary of Phoenix Investment Partners Ltd. and an Administration Agreement with Princeton Administrators, L.P. (the 'Administrator').

    For the period from January 1, 1998 to May 31, 1998, the investment advisory fee paid to the Adviser was computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets.

    On May 27, 1998, shareholders approved an amended and restated investment advisory agreement (the 'Amended Advisory Agreement'). Under the terms of the Amended Advisory Agreement, effective June 1, 1998, the investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of
 .50% of the Fund's average weekly managed assets which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

    The administrative fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly net assets, (which includes any liabilities or senior securities constituting indebtedness in connection with financial leverage) subject to a monthly minimum of $12,500.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of directors and officers of the Fund who are full-time employees of the Adviser. The Administrator pays certain occupancy, clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

NOTE 3.  PORTFOLIO SECURITIES

    For the six months ended June 30, 1998, the Fund had purchases of $47,369,558 and sales of $51,135,708 of investment securities, other than short-term investments. For the six months ended June 30, 1998, the Fund had no purchases or sales of U.S. Government securities.

              DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.
             NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)

    The Federal income tax basis of the Fund's investments at June 30, 1998 was $531,753,444, and accordingly, net unrealized appreciation aggregated $32,269,339, of which $32,762,657 related to appreciated securities and $493,318 related to depreciated securities.

NOTE 4.  SECURITY LENDING

    The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fee income. The Fund also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

    As of June 30, 1998, the Fund's custodian held cash and short-term investments having an aggregate value of $71,737,711 as collateral for portfolio securities loaned having a market value of $69,088,726.

NOTE 5.  COMMERCIAL PAPER

    As of June 30, 1998, $143,000,000 of commercial paper was outstanding with an amortized cost of $140,880,243. The average discount rate of commercial paper outstanding at June 30, 1998 was 5.59%. The average daily balance of commercial paper outstanding for the six months ended June 30, 1998 was $143,000,000 at a weighted average discount rate of 5.64%. The maximum amount of commercial paper outstanding at any time during the six months was $143,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $75,000,000. During the six months ended June 30, 1998, there were no borrowings under this arrangement.

NOTE 6.  CAPITAL

    There are 600,000,000 shares of $.01 par value common stock authorized. Of the 26,015,314 shares of common stock outstanding at June 30, 1998, Phoenix Investment Partners Ltd. owned 12,648 shares.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Common shareholders are automatically enrolled in the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan'). Under the Plan, all distributions to common shareholders of dividends and capital gains will automatically be reinvested by The Bank of New York (the 'Plan Agent'), in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. The Plan Agent will effect purchases of shares of common stock under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

    The Plan Agent serves as agent for the Common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or distribution had been paid in common stock issued by the Fund.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions (or equivalent purchase costs) incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions and with voluntary additional share investments. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions (or equivalent purchase costs) as described above.

    The Plan also permits Plan participants to periodically purchase additional shares of common stock through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000 in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

    The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

    Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a common shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. There is no penalty for non-participation in or withdrawal from the Plan, and shareholders who have withdrawn from the Plan may rejoin it at any time.

    The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

    Common shareholders whose common stock is held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

    In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

    The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plan at least 90 days before the record date for the dividend or distribution. The Plan may also be amended or terminated by the Plan Agent by at least 90 days' written notice to all participants in the Plan. All questions concerning the Plan should be directed to the Plan Agent by calling 1-800-524-4458.

DIRECTORS
Francis E. Jeffries, Chairman
E. Virgil Conway
William W. Crawford
William N. Georgeson
Philip R. McLoughlin
Eileen A. Moran
Everett L. Morris
Richard A. Pavia
Harry Dalzell-Payne
OFFICERS
Calvin J. Pedersen
President & Chief Executive Officer
Dennis A. Cavanaugh
Senior Vice President, Chief Investment Officer & Assistant Treasurer James W. Rosenberger
Treasurer & Assistant Secretary
Thomas N. Steenburg
Secretary
INVESTMENT ADVISER
Duff & Phelps Investment Management Co.
55 East Monroe Street
Chicago, IL 60603
(312) 541-5555
ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217
CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
(800) 524-4458
INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, IL 60606
The accompanying financial statements as of June 30, 1998 were not audited and, accordingly, no opinion is expressed on them.
This report is for stockholder information.
This is not a prospectus intended for use in the purchase or sale of Fund shares.
Duff & Phelps Utility and Corporate Bond Trust Inc.
55 East Monroe Street
Chicago, IL 60603


                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                                 DUFF & PHELPS
                                  UTILITY AND
                                   CORPORATE
                                   BOND TRUST

DUFF & PHELPS UTILITY AND

CORPORATE BOND TRUST